Exhibit 99(q)

AGILE FUNDS, INC.

POWER OF ATTORNEY

Marc Nicolay, whose signature appears below, does hereby constitutes and appoints Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Marc Nicolay
Name: Marc Nicolay

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Michael Brady, whose signature appears below, does hereby constitute and appoint Marc Nicolay, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Michael Brady
Name: Michael Brady

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Neal R. Greenberg, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Neal R. Greenberg
Name: Neal R. Greenberg

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Timothy Barnett, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Timothy Barnett
Name: Timothy Barnett

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Geoffrey T. Pavlic, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Geoffrey T. Pavlic
Name: Geoffrey T. Pavlic

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Daniel L. Swires, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Daniel L. Swires
Name: Daniel L. Swires

Date: February 27, 2006

AGILE FUNDS, INC.

POWER OF ATTORNEY

Larry F. Pisciotta, whose signature appears below, does hereby constitute and appoint Marc Nicolay and Michael Brady, and each of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Agile Funds, Inc., a Maryland corporation (the “Company”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”) and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

/s/ Larry F. Pisciotta
Name: Larry F. Pisciotta

Date: February 27, 2006